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Charles River and WuXi PharmaTech:
The First Global Early-Stage CRO

[C] 2010 Charles River Laboratories International, Inc.

Safe Harbor Statement

This document includes "forward -looking statements" within the meaning of the
Private Securities Litigation Reform Act of 1995. Forward -looking statements may be identified by the use of words such as "anticipate," "believe," "expect,"
"estimate," "plan," "outlook," and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on current expectations and beliefs of Charles River Laboratories ("Charles River" or "CRL") and WuXi
PharmaTech (Cayman) Inc ("WuXi" or "WX"), and involve a number of risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward -looking statements. Those risks and uncertainties include, but are not limited to: 1) the possibility that the proposed combination may be delayed or not completed due to the failure to obtain stockholder or regulatory approvals or otherwise satisfy the conditions to the proposed combination as set forth in the acquisition agreement for the proposed combination; 2) problems may arise in successfully integrating the businesses of the two companies (including retention of key executives); 3) the acquisition may involve unexpected costs; 4) the combined company may be unable to achieve the expected transaction benefits, including improved customer service levels and anticipated cost and revenue synergies, or achieve potential revenue growth and non-GAAP margin expansion; 5) the businesses may suffer as a result of uncertainty surrounding the acquisition; and 6) the industry may be subject to future regulatory or legislative actions and other risks that are described in Securities and Exchange Commission ("SEC") reports filed or furnished by Charles River and WuXi. For additional information on these and other important factors that could adversely affect Charles River's or WuXi's business, financial condition, results of operations and prospects, see "Risk
Factors" (i) beginning on page 18 of Charles River's Annual Report on Form 10-K and (ii) beginning on page 6 of WuXi's 2009 Annual Report on Form 20-F, each filed at the SEC's website www.sec.gov.

Forward -looking statements are based on Charles River's current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward -looking statements. Those risks and uncertainties include, but are not limited to: the ability to successfully integrate the businesses we acquire; the ability to successfully develop and commercialize SPC's technology platform; a decrease in research and development spending, a decrease in the level of outsourced services, or other cost reduction actions by our customers; the ability to convert backlog to sales;
special interest groups; contaminations; industry trends; new displacement technologies; USDA and FDA regulations; changes in law; continued availability of products and supplies; loss of key personnel; interest rate and foreign currency exchange rate fluctuations; changes in tax regulation and laws; changes in generally accepted accounting principles; and any changes in business, political, or economic conditions due to the threat of future terrorist activity in the U.S. and other parts of the world, and related U.S. military action overseas. A further description of these risks, uncertainties, and other matters can be found in the Risk Factors detailed in Charles River's Annual Report on
Form 10-K as filed on February 19, 2010 and Quarterly Report on Form 10-Q as
filed on April 29, 2010, as well as other filings we make with the SEC.

Because forward -looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Charles River and WuXi. Charles River and WuXi assume no obligation and expressly disclaim any duty to update information contained in this document except as required by law.

Non -GAAP Financial Measures

This presentation includes discussion of non-GAAP financial measures. We believe that the inclusion of these non-GAAP financial measures provides useful information to allow investors to gain a meaningful understanding of our core operating results and future prospects, without the effect of one-time charges, consistent with the manner in which management measures and forecasts the
Company's performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for results of operations prepared in accordance with GAAP. The company intends to continue to assess the potential value of reporting non-GAAP results consistent with applicable rules and regulations.

Additional Information

This document may be deemed to be solicitation material in respect of the proposed combination of Charles River and WuXi. In connection with the proposed transaction, Charles River has filed a definitive proxy statement with the SEC.
Before making any voting or investment decisions, Charles River's stockholders are urged to read the definitive proxy statement and any other relevant documents filed with the SEC because they will contain important information.
The definitive proxy statement has been mailed to the stockholders of Charles
River seeking their approval of the proposed transaction. Charles River's stockholders may also obtain a copy of the definitive proxy statement free of charge by directing a request to: Charles River Laboratories, 251 Ballardvale
Street, Wilmington, MA 01887, Attention: General Counsel. In addition, the definitive proxy statement is available free of charge at the SEC's website,
www.sec.gov or stockholders may access copies of the documentation filed with the SEC by Charles River on Charles River's website at
www.criver.com/specialwuxi2010 .

This document is not a solicitation of proxies from WuXi's shareholders to approve the proposed combination. In connection with the proposed transaction,
WuXi has filed a scheme document with the SEC on Form 6-K. Before making any voting or investment decisions, WuXi's shareholders are urged to read the scheme document and any other relevant documents filed with the SEC because they will contain important information. The scheme document has been mailed to WuXi's shareholders seeking their approval of the proposed combination. WuXi's shareholders may also obtain a copy of the scheme document free of charge by directing a request to: 288 Fute Zhong Road, Waigaoqiao Free Trade Zone,
Shanghai 200131, People's Republic of China, Attention: Genyong Qiu. In
addition, the scheme document is available free of charge at the SEC's website,
www.sec.gov. WuXi's shareholders may also access copies of the documents filed with the SEC by WuXi on WuXi's website at www.wuxiapptec. com.

Charles River, WuXi and their respective directors and executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Charles
River's directors and executive officers is available in Charles River's proxy statement for its 2010 annual meeting of shareholders, which was filed with the
SEC on March 30, 2010. Information regarding the interests of Charles River's directors and certain members of Charles River's management in the proposed transaction is set forth in the definitive proxy statement, which was filed with the SEC on July 1, 2010. Information regarding WuXi's directors and executive officers is available in WuXi's annual report on Form 20-F for the fiscal year ended December 31, 2009, which was filed with the SEC on April 23, 2010.
Information regarding the interests of WuXi's directors and certain members of
WuXi's management in the proposed transaction is available in WuXi's scheme document, which was filed on Form 6-K with the SEC on July 1, 2010.

This document does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities. The Charles River shares to be issued in the proposed transaction have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Charles River intends to issue such
Charles River shares pursuant to the exemption from registration set forth in
Section 3(a)(10) of the Securities Act.

Charles River and WuXi:

The Future of Early -Stage Contract Research

[]   The combination creates the first fully integrated global early-stage contract research organization (CRO)

*    Offers a full range of products and services from molecule creation to first-in-human testing

*    Leverages increasing strategic importance of China

[]   Drives Charles River (CRL) shareholder value through profitable growth and higher combined margins

*    Expanded portfolio drives increased sales

[]   Provides compelling value to clients, meeting their needs for early-stage drug development efforts on a global basis

*    Enables clients to work with one provider through the early-stage pipeline, speeding the development process by reducing cycle time

1.   Transaction Timing Update

2.   Charles River Overview

3.   WuXi Overview

4.   Strategic Rationale for Transaction

5.   Financial Rationale for Investors

Transaction Timeline

[]   Definitive proxy statement filed/mailed July 1, 2010

[]   On July 12, received "Second Request" from FTC requesting additional information relating to viral clearance, cell line characterization and lot release testing services

[]   Grand Court of the Cayman Islands approved the date of the WuXi shareholder meeting and the mailing of the WuXi document on June 29

[]   Both companies' shareholder meetings scheduled for August 5

[]   Still on track to close by 4Q10, subject to approval by each company's shareholders and the satisfaction of customary closing conditions and regulatory approvals

Charles River will not proceed with the transaction without its shareholders'
approval

1. Transaction Timing Update

2. Charles River/WuXi Overview

3. Strategic Rationale for Transaction

4. Financial Rationale for Investors

Charles River Today

- A leading ***in vivo* biology** company
  - **$1.20B** in net sales (FY ’09)
- **Unique portfolio** of products and services focused on the research and development continuum for new drugs
- A **multinational** company with ~8,000 employees worldwide
  - ~70 facilities in 16 countries
    - Continuous expansion to support client needs


Non-Commercial 16%
Commercial 84%
Client Base


ROW 34%
North America 66%
Geographic Sales by Facility Location


PCS 45%
RMS 55%
Segment Revenue

Source: Based on Charles River’s FY 2009 net sales.

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charles river

WuXi Today

[]   A leading chemistry company

*    $270M in net sales (FY '09)

[]   Service portfolio supports clients early with molecule creation, extending downstream through laboratory and manufacturing services

[]   Largest China-based CRO with ~4,300 employees worldwide including ~3,500 scientists

*    One of the largest employers of chemists in the world

*    7 facilities in China and US to support clients globally

Client Base

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 Geographic Sales by Facility Location

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9 Source: Based on WuXi's information as disclosed in its Form 20-F filed with the SEC on 04/23/2010 and other public documents.

WuXi Overview

Headquarters	➢ Shanghai, China
Service Offerings	➢ Laboratory services, consisting of synthetic and medicinal chemistry, DMPK/ADME, biology, microbiology, *in vivo* pharmacology, toxicology, pharmaceutical development, analytical services, biopharmaceutical, *in vitro* and *in vivo* biocompatibility testing and efficacy testing ➢ Manufacturing services, focusing on advanced intermediates and active pharmaceutical ingredients (APIs)
Employees	➢ ~4,300 employees (~3,900 in China and ~400 in the US)
Facilities	**~ 2.0M ft^2 of lab facilities and manufacturing space** ➢ **China:** ▪ 1.3M ft^2 total research facilities in Shanghai and Tianjin ▪ 293K ft^2 total cGMP* quality process development and manufacturing facilities in Shanghai ▪ 314K ft^2 drug safety evaluation center in Suzhou ➢ **United States:** ▪ 209K ft^2 total three state-of-the-art FDA-registered facilities in St. Paul, MN, Philadelphia, PA and Atlanta, GA
Customers	➢ Approximately 150 clients of China-based laboratory and manufacturing services businesses with average revenue per customer of ~$1.4M ➢ 100% repeat business from top 10 customers
CRO Market	➢ Only public CRO and leader in China's highly fragmented (>300 as of '06) CRO industry ➢ Market leader in providing integrated preclinical services in China ➢ Provides immediate access to China outsourcing market, with significant market share, deep industry experience, and established relationships with clients and authorities

* Current Good Manufacturing Practice

Source: Based on WuXi's information as disclosed in its Form 20-F filed with the SEC on 04/23/2010 and other public documents.

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WuXi History of Growth

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WuXi is the Leading CRO in China

	Employees / Facilities
WuXi	~4,300 ~2M ft^2 in both China and the US
ShangPharma	~1,500 ~600K ft^2, mainly in Shanghai
BioDuro	>650 ~110K ft^2 Beijing laboratory
Medicilon	>400 ~218K ft^2

Source: Based on WuXi's information as disclosed in its Form 20-F filed with the SEC on 04/23/2010 and other companies' public documents.

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WuXi's Unique Competitive Strengths

Integrated R&D Service Platform	■ Unmatched scale of China-based service offering ■ Seamless delivery of complex integrated services	**World-Class Facilities in China and the United States**	■ State of the art research and manufacturing facilities in China and US
Experienced International Management Team	■ Proven track record of delivering growth and profitability ■ Experience is developing and retaining business with leading western pharma and biotech companies	**Intense Focus on a Diversified, High-Quality Customer Base**	■ Established, long-term client relationships ■ Deep knowledge of how to effectively and efficiently meet unique client requirements
Highly Educated, Trained, & Motivated Workforce	■ Employer of choice for top Chinese talent ■ Highly effective training system for college graduates	**Strong Protection of Clients' Intellectual Property**	■ Proven history of protecting clients' intellectual property
Reputation for Operational Excellence	■ Trusted by clients to deliver high-quality services	**China Cost Advantage**	■ Significantly lower labor costs combined with unmatched service delivery capabilities make WuXi an essential partner for leading pharma and biotech clients

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WuXi's 2008-2012 Margin Performance

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               2010 margin trends                                  2011 and 2012 margin trends
              Margin pressure in 2010 driven by:                  Margin turnaround in 2011-2012 driven by:
China Lab     [] Investments in toxicology and biology businesses [] Contribution from biology and toxicology
Services      [] Moderate labor cost increases                       businesses with little incremental investment
              [] Some volume-based price erosion due to impact    [] Continuous operational improvements partially
                 of large pharma mergers                             offset by direct labor and inflation
------------- --------------------------------------------------- ---------------------------------------------------
              [] Some margin pressure due to depreciation and     [] Strong improvement in margins forecasted as
Manufacturing    low utilization of large-scale GMP manufacturing    utilization increases with little incremental
                 facility                                            investment
------------- --------------------------------------------------- ---------------------------------------------------
US Lab        [] Improving margins driven by business mix shift   [] Similar trends forecasted in future, albeit at a
Services         towards higher-margin services and lean sigma       slower rate
                 initiative
------------- --------------------------------------------------- ---------------------------------------------------
SGandA          [] 2010 operating margin reflective of increased    [] SGandA leverage forecasted to increase as
Leverage         SGandA leverage                                       utilization in new businesses such as toxicology
                                                                     and large-scale manufacturing improves

WuXi margins have been and are expected to remain strong due to productivity improvements and increasing economies of scale

Note: Non-GAAP margins exclude amortization of acquired intangible assets and share-based compensation expense.

1. Transaction Timing Update

2. Charles River/WuXi Overview

3. Strategic Rationale for Transaction

4. Financial Rationale for Investors

The New CRL: Global Integrated Services

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With this Transaction CRL will Offer Unmatched Portfolio of Services

Discovery Services	Research Models & Services	Preclinical Services
➢ A leader in discovery chemistry services ➢ A leading position in non-GLP efficacy testing ▪ DIS ➢ Developing position in chemistry-based manufacturing ▪ Research and commercial scale	➢ The market leader in research model production ➢ Largest number of most widely used models ▪ Disease-specific models ➢ A leading service provider with broad capabilities ▪ GEMS, RADS, CSS ➢ A leader in endotoxin detection ▪ Endosafe®-PTS™	➢ A leader in GLP safety assessment ▪ Both in Western markets and China ▪ Breadth and depth of specialty services is key competitive advantage ➢ A leader in worldwide biopharmaceutical services (BPS) ➢ Phase I clinic in US

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charles river

Leverages Increasing Strategic Importance of China

[]   Supportive of global pharmas who view China as the new frontier for drug development

[]   Pharmas are taking advantage of cost leverage by placing chemistry in
     China* Lower cost, highly skilled scientists with advanced degrees

[]   Emerging opportunities for chemistry, safety assessment and manufacturing services as clients advance development activities in China* Charles River gains largest early-stage provider in China

[]   Enables clients to choose where to place work

Declining Pharma RandD Productivity Drives Need for Outsourcing

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[]   Drug companies are producing half as many new drugs at twice the cost as a decade ago

[]   These companies are forced to reinvent themselves, concentrating on their core strengths and outsourcing functions like RandD

[]   In partnership with the pharmaceutical industry, CROs will assume a greater role in developing new drugs to meet unmet medical needs

Source: FDA, Pharmaceutical Research and Manufacturers Association

There is Growing Interest in Outsourcing Upstream Discovery Activities

[]   All stages of pharmaceutical RandD are now outsourced

[]   Drug discovery, a significant area of expenditure and WuXi's strength, is still at an early stage of outsourcing

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Source: Barclays Capital.

Timing of the Acquisition is Key

[]   CRL will improve its competitive position by increasing global presence and providing integrated services clients demand

*    Significant first-mover advantage in providing an integrated portfolio of services

[]   The combined company will have the broadest early-stage portfolio of any
     CRO

[]   Critical inflection point in terms of rapid client consolidation and infrastructure reductions

*    Accelerating need for strategic outsourcing

[]   Clients are reducing the number of strategic partners to those with financial strength, scientific depth, global footprint and an expanding portfolio of services

[]   As client strategies evolve, next 12-24 months are key to gaining significant business pursuant to longer-term contracts

[]   Advantages of doing work in China paramount to clients

[]   CRL ownership will accelerate WuXi's ability to capitalize on expansion opportunities

Enthusiastic Client Response

[]   Senior management of CRL and WuXi have each reviewed the transaction with their respective top 20 pharmaceutical and biotechnology clients

*    Response has been overwhelmingly positive

*    Follow-up meetings have been scheduled/initiated

[]   Clients are viewing this transformational combination as a strategic fit for the combined company, which offers them the opportunity to acquire more products and services from a single, larger entity

*    Clients are requesting a more integrated approach to buying end-to-end services across the drug development continuum

[]   Value of CRL brand seen as an advantage in terms of standardizing products and services in China

Enthusiastic Client Response (cont'd. )

What our clients have said

"We have great respect for and work with both organizations. When combined with
WuXi, Charles River will be able to provide a unique set of end-to-end services which we believe will help accelerate our drug development process. We look forward to working in a more holistic fashion with the combined entity." Senior
Vice President and Head of Worldwide Research of a top-five global pharmaceutical company

"Charles River-WuXi's unique early-stage portfolio of products and services provides a transformational opportunity for the drug development industry. The availability of a new CRO paradigm will allow companies like us to explore innovative strategic relationships and RandD business models which could dramatically change the RandD productivity equation. We very much look forward to having a company like CR-WuXi in the marketplace and to working with the new organization. " Senior Vice President of Research and Early Development of a
top-five global pharmaceutical company

"The combination of these two companies is the most visionary and promising approach to drug development I've seen in this field in the last three decades.
To be able to access the power of your integrated drug discovery and early development platform offers us tremendous opportunities to speed affordable and transformational medicine to patients. "

Executive Vice President and Chief Scientific Officer of a first-tier biotechnology company

Cultural Fit

- WuXi is a client-focused service organization
  - Excellent client retention
    - **100% retention of top 10** clients ('07-'09)
  - **~90%** of WuXi's **sales** generated from **US** and **European** clients
- WuXi shares CRL's employee-centric culture
- Scientific depth and expertise differentiates CRL and WuXi from the competition
  - WuXi has ~2,000 scientists with advanced degrees
  - CRL has ~500 scientists with advanced degrees
- WuXi operates a **"Westernized" culture**
  - Most of management team has graduate degrees from US universities and significant work experience at US pharma and biotech companies
  - NYSE-listed company, foreign filer with the SEC and uses a "Big 4" auditor (Deloitte & Touche)
  - SOPs and client communications in English

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charles river

High Degree of Management Continuity

[]   Top WuXi executives to join CRL management team (3-year employment agreements)

*    Ge Li, PhD: Corporate EVP and President, Global Discovery and China
     Services

[]   Joins CRL Board, along with two additional directors chosen by WuXi

[]   Founded WuXi in 2000; previously helped found Pharmacopeia; PhD in organic chemistry from Columbia University* Edward Hu: Corporate SVP and General
     Manager, Global Discovery and China Services

[]   11 years of US pharmaceutical/biotech experience; held managerial positions at Merck and Biogen Idec; Chief Operating Officer at Tanox* Shuhui Chen,
     PhD: Corporate SVP and General Manager, Chemistry Services and Chief
     Scientific Officer, China

[]   13 years of US pharmaceutical/biotech experience at Vion, Eli Lilly and
     Bristol-Myers Squibb; PhD in organic chemistry from Yale University* Suhan
     Tang, PhD: Corporate VP and General Manager, Manufacturing Services

[]   7 years of US pharmaceutical experience at Schering -Plough; PhD in organic chemistry from Columbia University

Integration Planning Well Underway

[]   Minimal business overlap simplifies integration process

[]   Corporate integration team jointly headed by:

*    CRL: David P. Johst, EVP, Human Resources, General Counsel and CAO

*    WX: Edward Hu, COO

[]   Nine operational sub-teams already established and meeting to develop
     100-day plan to be implemented immediately following close

[]   Primary focus on revenue synergies

*    Maximize sales organization* Cross selling opportunities

1. Transaction Timing Update

2. Charles River/WuXi Overview

3. Strategic Rationale for Transaction

4. Financial Rationale for Investors

Impressive Record of Revenue Growth

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[]   2007-2010E global discovery/chemistry industry CAGR of ~7%(2)

[]   2010-2015E global discovery/chemistry/preclinical industry CAGR of
     ~10%(2)

[]   WuXi expected to continue to outpace global industry due to:

*    China outsourcing expected to outpace global industry growth

*    Discovery outsourcing currently underpenetrated

*    WuXi is the leader in China and well positioned for continued growth

                        2004 2005 2006 2007 2008 2009  2010
======================= ==== ==== ==== ==== ==== ==== ======
WuXi China lab services NA   81%  103% 71%  44%  26%  13-16%

(1) Based on estimated organic revenue of $248 million in 2010.
(2) Wall Street equity research.

Drives Accelerated Revenue Growth

[]   Global outsourced discovery chemistry segment is estimated to be at least
     $2B in 2010, with a mid-teens CAGR over the next 3-5 years*

*    Currently ~20-30% outsourced

[]   Growth in Discovery Chemistry and other downstream services accelerated by pharma outsourcing* Service biology, DMPK/ADME, formulation, process research, bioanalytical chemistry, manufacturing

[]   Emerging opportunity for Manufacturing services

*    Active pharmaceutical ingredients (APIs) for clinical trials and commercial
     -scale manufacturing

[]   Emerging opportunity for GLP safety assessment in China

29 * Source: Citigroup Global Markets, Deutsche Bank and Company estimates.

Enhances Top-Line Growth Potential by 200 BPS

	'11-'13E Growth Potential	Growth Drivers
Research Models & Services	*Mid-single-digit revenue CAGR*	➢ Improved demand for models used in toxicology ➢ Standard ~2% average annual price increase ➢ Continued double-digit growth of In Vitro business
Preclinical Services	*Up to 10% revenue CAGR*	➢ Demand improves as clients refocus spending on preclinical compounds and reduce internal infrastructure ➢ Pricing gradually improves as capacity fills
WuXi's Discovery Services Segment*	*Mid-teens revenue CAGR*	➢ Enhanced outsourcing penetration for discovery chemistry and other services ➢ Ramp up of commercial-scale manufacturing services ➢ Continued growth of China-based laboratory services







0% *+10%* *+20%*

* Based on 2009 reported revenues, Discovery Services is comprised of WuXi's business ($270M), excluding its US-based Laboratory Services business ($64M) and toxicology services, and including Charles River's Discovery and Imaging Services business (~$20M – partial year for Piedmont and Cerebricon).

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charles river

Revenue Synergy Opportunities

[]   Cross-selling and combined sales force create incremental opportunity to drive more business upstream and downstream with existing and prospective clients based on unprecedented scope of early-stage portfolio

[]   Increased presence and scale in the emerging China market

[]   Mid-tier and academic accounts where WuXi has limited penetration and CRL has significant share

*    Leverage CRL sales force of ~200 professionals to drive strategic outsourcing

[]   Focus on expanding existing client partnerships

*    Cross-selling opportunities

           These synergies further enhance top-line growth potential

Significant Cross-Selling Opportunities

                                CRL    WX
Combined Top 20 Clients ('09)  Rank   Rank
1   Large Pharma              Top 10  Top 5
2   Large Pharma               Top 5 Top 10
3   Large Pharma               Top 5  Top 5
4   Large Pharma               Top 5  Top 5
5   Large Biotech              Top 5 Top 10
6   Academic/Government        Top 5     **
7   Large Pharma              Top 10  Top 5
8   Large Pharma              Top 10 Top 10
9   Large Pharma              Top 10     **
10  Large Biotech             Top 10     **
11  Large Pharma              Top 20 Top 10
12  Mid-tier Pharma           Top 20  Top 5
13  Mid-tier Pharma           Top 20     **
14  Large Pharma              Top 20     **
15  Large Pharma              Top 20 Top 10
16  Large Biotech             Top 20     **
17  Mid-tier Pharma           Top 20     **
18  Large Biotech             Top 20     **
19  Mid-tier Pharma           Top 20     **
20  Large Biotech             Top 20     **
--- ------------------------- ------ ------------
        Top 20 Clients ~45% of Combined '09 Sales

 Each Top 3 client 5%-6% of combined '09 sales

WX holds more significant presence

CRL holds more significant presence

Similar exposure for CRL and WX

Less than 1% of WX

**   '09 sales (or no sales)

Estimated Revenue Synergies

[]   Expect annual revenue synergies of at least $75-$100M by 2013* Ramp up starting in 2011

[]   Leveraging services areas including:* Chemistry* Discovery* Toxicology (GLP and non-GLP) and Phase I

*    Manufacturing* Other

[]   Developed by CRL-WX Global Sales and Marketing integration team working diligently together

[]   Revenue synergies of $75-$100M expected to drive incremental operating income of approximately $20-$30M

Estimated Cost Synergies

  Public Company   [] Reduction of Board, SOX, audit, legal, stock exchange,
                        insurance and related expenses                       ~ [] of cost
    and Corporate  [] Elimination of duplicative corporate overhead and       synergies
        Expenses        support functions
                   [] Leverage greater purchasing power in vendor
            Other       procurement relationships                            ~ [] of cost
           SGandA    [] Streamline duplicative sales and marketing efforts      synergies
                   [] Improve working capital management
    Refinement of  [] Rationalization of duplicate facilities                ~ [] of cost
 Certain Operating [] Specific plans to be determined post-close
            Units                                                             synergies
------------------ --------------------------------------------------------- ------------
 Total Annual Pre-
Tax Cost Synergies                                                                $20M

Charles River's Relative Share Price Performance



Charles River announces acquisition agreement with WuXi (4/26)
CVD announces earnings (4/29)
Markets decline over economic concerns and European debt crisis
105
100
95
90
85
80
75
04/23/10
05/04/10
05/15/10
05/27/10
06/07/10
06/18/10
06/30/10
Charles River
Covance
S&P 500

Share price performance	April 23– June 4	April 23– June 30
Charles River	(17.1%)	(14.0%)
Covance	(16.4%)	(17.6%)
S&P 500	(12.5%)	(15.3%)
Charles River vs. Covance	(0.7%)	3.6%
Charles River vs. S&P 500	(4.6%)	1.3%

- Post announcement of WuXi acquisition, Charles River (CRL) share price was down initially but ultimately traded in line with its closest peer, Covance (CVD), once market understood deal rationale
  - From deal announcement to market weakness (June 4), CRL was down 17% vs. CVD down 16% and the market down 13%
- Some portion of the drop in CRL shares was attributable to missed earnings
  - In conjunction with the acquisition, CRL announced Q1 EPS of $0.45 which was $0.02 lower than consensus and guided to Q2 EPS range of $0.49-$0.50 which was ~14% below consensus
- On April 29, CVD announced Q1 revenue and EPS of $482mm and $0.60, respectively, compared to consensus estimates of $494mm and $0.60
  - CVD simultaneously lowered FY 2010 EPS guidance by $0.10 to $2.40-$2.65 and annual revenue growth to 5%-8% from 10%

Prior to June 4, CRL shares performed in line with its closest peer, Covance, which had a similar weak earnings report

* Source: Factset

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Charles River and WuXi:

The Future of Early -Stage Contract Research

[]   The combination creates the first fully integrated global early-stage CRO

*    Offers a full range of products and services from molecule creation to first-in-human testing

*    Leverages increasing strategic importance of China

[]   Drives Charles River shareholder value through profitable growth and higher combined margins* Expanded portfolio drives increased sales

[]   Provides compelling value to clients, meeting their needs for early-stage drug development efforts on a global basis

*    Enables clients to work with one provider through the early-stage pipeline, speeding the development process by reducing cycle time

[GRAPHIC OMITTED]

Accelerating Drug Development. Exactly.

[C] 2010 Charles River Laboratories International, Inc.